UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2020

Anchorage International Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-156254	26-0884454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1334 Spring Hill, TN	37174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 (615) 806-5988

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of sole director and corporate officer

Effective at 11:59 p.m. Eastern Standard Time on Friday, February 28, 2020 (the “Effective Time”), Jason Sakowski will resign from his positions as sole member of the Board of Directors (the “Board”), President, CEO, Treasurer, CFO and Secretary of Anchorage International Holdings Corp. (the “Company”). The resignation is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices. The resignation is effected by a written consent in lieu of special meeting of the Board, dated February 28, 2020.

Appointment of director

On February 28, 2020, the Company’s Board approved, by unanimous written consent in lieu of special meeting of the Board, the appointment of David Lazar as the new sole director of the Company, effective as of the Effective Time. The Board submitted such appointment for approval and ratification by the Company’s stockholders, who approved such appointment by a vote of 82.8 percent of the total voting stock of the Company.

David Lazar, 28, is a private investor with business experience. Mr. Lazar has been a partner at Zenith Partners International since 2013, where he specializes in research and development, sales and marketing. From 2014 through 2015, David was the Chief Executive Officer of Dico, Inc., which was then sold to Peekay Boutiques. Since February of 2018, Mr. Lazar has been the managing member of Custodian Ventures LLC, where he specializes in assisting distressed public companies. Since March 2018, David has acted as the managing member of Activist Investing LLC, which specializes in active investing in distressed public companies. David has a diverse knowledge of financial, legal and operations management; public company management, accounting, audit preparation, due diligence reviews and SEC regulations. David Lazar is also the sole officer and director of Melt, Inc. and Zhongchai Machinery, Inc., both of which are blank check companies.His expertise includes early stage company capital restructuring, debt financing, capital introductions, and mergers and acquisitions. Mr. Lazar was selected to serve as a director due to his knowledge of the capital markets, his judgment in assessing business strategies and accompanying risks, and his expertise with smaller reporting companies. Mr. Lazar and his affiliates have not, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment or decree involving the violation of any state or federal securities laws.

Appointment of officers

Pursuant to the February 28, 2020 Board consent, the Company’s departing director also appointed Mr. Lazar as the Company’s President, CEO, Treasurer, CFO and Secretary, to serve on an at-will basis until his resignation or removal by the Board. Mr. Lazar agreed to negotiate an employment agreement in good faith at an unspecified future date, and he does not anticipate taking cash compensation from the Company in connection with his service as officer of the Company. Mr. Lazar was selected based on his background and history of growing strong businesses and delivering long term growth in shareholder value. The Company believes that Mr. Lazar possesses the attributes necessary to create substantial value for the Company’s stockholders.

Item 8.01 Other Events.

Entry into Contract to Sell Majority Equity Interest of the Company

On February 19, 2020, Mr. Sakowski, owner of 777,600,000 shares of the Company’s common stock, par value $0.00001 per share, representing 82.8 percent of the total issued and outstanding common stock of the Company (the “Shares”), entered into a Stock Purchase and Sale Agreement (the “Agreement”) under which Mr. Sakowski agreed to sell the Shares to Custodian Ventures, LLC, a company controlled by Mr. Lazar (the “Acquisition”). The partes to the Agremeent intend to close the Acquisition after the completion of standard closing events set forth in the Agreement. In the event of the closing of the Acquisition, Custodian Ventures, LLC would become the controlling stockholder of the Company.

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Intent to Seek Acquisition Target for Reverse Takeover Transaction

Following the Acquisition, the Company intends to seek attractive targets for a reverse takeover transaction. Mr. Lazar has substantial experience in such transactions, and the Board believes that the Company, under the leadership of Mr. Lazar, will succeed in delivering substantial value to its current stockholders.

Forward Looking Statements

This Item 8.01 contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “intend,” “could,” “may,” “seek,” “plan,” or similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding business strategies, financing plans and any other statements that are not historical facts. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual future results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchorage International Holdings Corp.

Date: February 28, 2020	By:	/s/ Jason Sakowski
Jason Sakowski,
President and Chief Executive Officer

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